Operating assets and liabilities	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Operating assets and liabilities
Section 3
Operating assets and liabilities
Intangible assets

Accounting policies
Patents and licences, including patents and licences acquired for research and development projects, are carried at historical cost less accumulated amortisation and any impairment loss. Amortisation is based on the straight-line method over the estimated useful life. This means the legal duration or the economic useful life depending on which is shorter, and not exceeding 15 years. The amortisation of patents and licences begins after regulatory approval has been obtained.

Internal development of software for internal use is recognised as intangible assets if the recognition criteria are met, for example a significant business system where the expenditure leads to the creation of a durable asset. Amortisation is based on the straight-line method over the estimated useful life of 3-15 years. The amortisation begins when the asset is in the location and condition necessary for it to be capable of operating in the manner intended by Management.

Research and development projects
Internal and subcontracted research costs are charged in full to the consolidated income statement in the period in which they are incurred. Consistent with industry practice, internal development costs are also expensed until regulatory approval is obtained or is probable; please refer to note 2.3.

Payments to third parties under collaboration and license agreements are assessed for the substance of their nature. Payments which represent subcontracted research and development are expensed as the services are received. Payments which represent rights to the transfer of intellectual property, developed at risk by the third party, are capitalised.

For acquired research and development projects, patents and licences the likelihood of obtaining future commercial sales is reflected in the cost of the asset, and thus the probability recognition criteria is always considered to be satisfied. As the cost of acquired research and development projects can often be measured reliably, these projects fulfil the capitalisation criteria as intangible assets on acquisition. Subsequent milestone payments payable on achievement of a contingent event (e.g. commencement of phase 3 trials) are accrued and capitalised into the cost of the intangible asset when the achievement of the event is probable. However, further internal development costs subsequent to acquisition are treated in the same way as other internal development costs.

Key accounting estimates of impairment of assets
Intangible assets with an indefinite useful life and intangible assets not yet available for use are not subject to amortisation. They are tested annually for impairment, irrespective of whether there is any indication that they may be impaired.

Assets that are subject to amortisation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Factors considered material that could trigger an impairment test include the following:

•	Development of a competing drug

•	Changes in the legal framework covering patents, rights and licences

•	Advances in medicine and/or technology that affect the medical treatments

•	Lower-than-predicted sales

•	Adverse impact on reputation and/or brand names

•	Changes in the economic lives of similar assets

•	Relationship to other intangible assets or property, plant and equipment

•	Changes or anticipated changes in participation rates or reimbursement policies.

If the carrying amount of intangible assets exceeds the recoverable amount based on the existence of one or more of the above indicators of impairment, any impairment is measured based on discounted projected cash flows. Impairments are reviewed at each reporting date for possible reversal.

Intangible assets
DKK million	2019	2018

Patents and licences	4,627	3,858
Software	1,208	1,287

Total intangible assets	5,835	5,145

Additions
Additions to intangible assets amount to DKK 2,179 million. The additions related to patents and licences amount to DKK 1,599 million (DKK 1,403 million in 2018) within Diabetes and Obesity care and DKK 359 million (DKK 1,165 million in 2018) within Biopharm. Please refer to note 5.2 Commitment for an overview of total contractual commitments.

In 2018 and 2019 Novo Nordisk both acquired intellectual property and entered into major patent and licence agreements, as summarised below. Upfront fees and acquisition costs have been capitalised and subsequent milestone payments payable on achievement of a contingent event will be capitalised on the contingent event being probable of being achieved.

2019 additions

Dicerna
Novo Nordisk has entered into a collaboration and license agreement providing development and commercialisation rights to novel therapies for the treatment of liver-related cardio-metabolic diseases using Dicerna’s proprietary GalXC™ RNAi platform technology. The addition relates to the Diabetes and Obesity care segment.

Priority review voucher
During 2019 Novo Nordisk acquired a priority review voucher intended for use in the Diabetes and Obesity care segment.

Esperoct™ milestones
Novo Nordisk has capitalised two milestone payments to the business partner following EU and FDA approval of Esperoct™. The additions relate to the Biopharm segment.

2018 additions

Macrilen™
Novo Nordisk has acquired the US and Canadian rights to Macrilen™ (macimorelin), the first and only FDA-approved oral growth hormone receptor indicated for the diagnosis of Adult Growth Hormone Deficiency, a rare endocrine disorder. The acquisition relates to the Biopharm segment.

Priority review voucher
During 2018 Novo Nordisk acquired a priority review voucher which has been fully amortised on notification and commitment to the FDA in December 2018 of the intent to use the Priority Review Voucher for the oral semaglutide New Drug Application (NDA) filing. The acquisition relates to the Diabetes and Obesity care segment.

Ziylo Ltd
Novo Nordisk has acquired full rights to Ziylo's glucose binding molecule platform to develop glucose responsive insulins. The acquisition relates to the Diabetes and Obesity care segment.
3.1 Intangible assets (continued)

Amortisation and impairment losses
In 2019, an impairment loss of DKK 982 million was recognised (no impairment losses were recognised in 2018), substantially all of which related to patents and licences. DKK 282 million of the impairment was related to the Diabetes and Obesity care segment and DKK 700 million of the impairment was related to Biopharm. Of the total impairment loss, DKK 529 million was recognised in cost of goods sold and DKK 450 million in research and development costs. The impairment was a result of Management’s review of projected future cash flows from marketable products and expectations related to patents and licences not yet in use.

The impairment losses related to marketable products were based on fair value less cost of disposal calculations. The projected future cash flows were prepared based on Management’s expectations for market access, market share and development in net sales prices. Management has used a post-tax discount rate of 7%. The inherent risk and uncertainty related to cash flows were adjusted for in the expected future cash flows.

Intangible assets not yet in use amount to DKK 3,380 million (DKK 2,612 million in 2018), primarily patents and licences in relation to research and development projects. Impairment tests in 2019 and 2018 of patents and licences not yet in use are based on Management’s projections and anticipated net present value of estimated future cash flows from marketable products. Terminal values used are based on the expected life of products, forecasted life cycle and cash flow over that period, and the useful life of the underlying assets.

Amortisation and impairment losses
DKK million	2019	2018

Cost of goods sold	916	208
Sales and distribution costs	24	15
Research and development costs	522	769
Administrative costs	3	2
Other operating income, net	4	6

Total amortisation and impairment losses	1,469	1,000

Total amortisation	487	1,000

Total impairment losses	982	—

Capital expenditure in the reported period was primarily related to investments in facility upgrades and new production facilities for active pharmaceutical ingredients for diabetes, mainly the facility in Clayton, US. The facility in Clayton will also be used for tableting and packing of oral products.

Capital expenditure also related to new diabetes filling capacity in Hillerød. The facility will serve as a backup production facility for the US market and act as a launch site for new injectable diabetes products.

Finally, capital expenditure related to expansion of the facility in Chartres, France. The investment will establish FlexTouch® assembly and packaging capacity at the Chartres site.

Depreciation and impairment losses
DKK million	2019	2018

Cost of goods sold	2,656	2,312
Sales and distribution costs	354	69
Research and development costs	783	468
Administrative costs	376	70
Other operating income, net	23	6

Total depreciation and impairment losses	4,192	2,925

3.2 Property, plant and equipment (continued)

Property, plant and equipment
DKK million	Land and buildings	Plant and machinery	Other equipment	Assets under construction	Total

2019
Cost at the beginning of the year	25,401	25,412	4,779	16,846	72,438
Change in accounting policy, leases	3,291	—	487	—	3,778
Additions during the year	555	350	498	7,580	8,983
Disposals during the year	(407)	(504)	(244)	(74)	(1,229)
Transfer from assets under construction	1,277	2,248	665	(4,190)	—
Effect of exchange rate adjustment	143	88	30	189	450

Cost at the end of the year	30,260	27,594	6,215	20,351	84,420

Depreciation and impairment losses at the beginning of the year	9,770	17,871	2,906	—	30,547
Depreciation for the year	1,818	1,410	743	—	3,971
Impairment losses for the year	57	70	20	74	221
Depreciation and impairment losses reversed on disposals during the year	(160)	(504)	(229)	(74)	(967)
Effect of exchange rate adjustment	43	41	13	—	97

Depreciation and impairment losses at the end of the year	11,528	18,888	3,453	—	33,869

Carrying amount at the end of the year	18,732	8,706	2,762	20,351	50,551

2018
Cost at the beginning of the year	22,032	23,799	4,469	14,361	64,661
Additions during the year	222	365	175	8,775	9,537
Disposals during the year	(267)	(1,422)	(178)	—	(1,867)
Transfer from assets under construction	3,448	2,667	295	(6,410)	—
Effect of exchange rate adjustment	(34)	3	18	120	107

Cost at the end of the year	25,401	25,412	4,779	16,846	72,438

Depreciation and impairment losses at the beginning of the year	8,934	17,808	2,672	—	29,414
Depreciation for the year	1,047	1,377	385	—	2,809
Impairment losses for the year	49	63	4	—	116
Depreciation and impairment losses reversed on disposals during the year	(235)	(1,346)	(163)	—	(1,744)
Effect of exchange rate adjustment	(25)	(31)	8	—	(48)

Depreciation and impairment losses at the end of the year	9,770	17,871	2,906	—	30,547

Carrying amount at the end of the year	15,631	7,541	1,873	16,846	41,891

Property, plant and equipment

Novo Nordisk´s approach to managing operating assets is to retain assets for research, development and production activities under the company’s own control, and to lease non-core assets related to e.g. administration and distribution. Management believes this is a significant factor in maintaining the quality of the company´s products.

Accounting policies
Property, plant and equipment is measured at historical cost less accumulated depreciation and any impairment loss. The cost of self-constructed assets includes costs directly and indirectly attributable to the construction of the assets. Any subsequent cost is included in the asset’s carrying amount or recognised as a separate asset only when it is probable that future economic benefits associated with the item will flow to Novo Nordisk and the cost of the item can be measured reliably. Depreciation is based on the straight-line method over the estimated useful lives of the assets:

•	Buildings: 12-50 years

•	Plant and machinery: 5-20 years

•	Other equipment: 3-10 years

•	Land: not depreciated.

The depreciation commences when the asset is available for use, i.e. when it is in the location and condition necessary for it to be capable of operating in the manner intended by Management.

The assets’ residual values and useful lives are reviewed and adjusted, if appropriate, at the end of each reporting period. If an asset’s carrying amount is higher than its estimated recoverable amount, it is written down to the recoverable amount.

Plant and equipment with no alternative use developed as part of a research and development project are expensed. However, plant and equipment with an alternative use or used for general research and development purposes are capitalised and depreciated over the estimated useful life as research and development costs.
Leases

Accounting policies
Novo Nordisk mainly leases office buildings, warehouses, laboratories and vehicles.

For contracts which are, or contain, a lease, the Group recognises a right-of-use asset and a lease liability. The right-of-use asset is initially measured at cost, being the initial amount of the lease liability. The right-of-use asset is subsequently depreciated using the straight-line method over the lease term. The right-of-use asset is periodically adjusted for certain remeasurements of the lease liability and reduced by any impairment losses.

The lease term determined by the Group is the non-cancellable period of a lease, together with extension/termination option if these are reasonably certain to be exercised.

When determining the term, Management considers multiple factors that create economic incentives to exercise an option to extend the lease or not to terminate the lease, including termination penalties, potential relocation costs and whether significant leasehold improvements have been capitalised on the lease, with a remaining useful life which exceeds the fixed minimum duration of the lease.

For contracts with a rolling term (evergreen leases), the Group estimates the leasing period to be equal to the termination period if no probable scenario exists for estimating the leasing period.

The lease liability is initially measured at the present value of the lease payments outstanding at the commencement date, discounted using the incremental borrowing rate. Lease payments consist of the following payments:

•	fixed payments from commencement date

•	certain variable payments

•	residual value guarantees or the exercise price of a purchase option

•	termination penalties

The lease liability is measured using the effective interest method.

The lease liability is remeasured when there is a change in future lease payments, typically due to a change in index or rate (e.g. inflation) on property leases, or if there is a reassessment of whether an extension or termination option will be exercised. A corresponding adjustment is made to the right-of-use asset, or in the income statement when the right-of-use asset has been fully depreciated.

The right-of-use asset is presented in property, plant and equipment and the lease liability in borrowings.
3.3 Leases (continued)

New lease contracts with a lease term of 12 months or less and lease of low value assets are not recognised on the balance sheet. These are expensed on a straight-line basis over the lease term or another systematic basis. Lease of low value assets include personal computers, telephones and small items of office equipment.

Variable lease payments may depend on an index, a rate or other elements. Variable lease payments that depend on an index or a rate are included in the initial measurement of the lease liability using the index/rate at the lease commencement date. Variable lease payments not based on an index or a rate are recognised as an expense in the income statement as incurred.

Residual value guarantees that are expected to be paid are included in the initial measurement of the lease liability. Please refer to note 4.2.

As of 31 December 2019, the lease liability excludes DKK 2,760 million (undiscounted) of potential lease payments related to lease term extension rights on properties, which were not considered reasonably certain to be exercised.

Property, plant and equipment presented in the balance sheet includes the following right-of-use assets.

Right-of-use assets in the balance sheet
DKK million	Land and buildings	Other equipment	Total

2019
Balance at 1 January	3,291	487	3,778
Additions during the year	333	307	640
Depreciation for the year	(564)	(288)	(852)
Other movements	(31)	(3)	(34)

Balance at 31 December	3,029	503	3,532

Amounts recognised in the income statement
DKK million	2019

Depreciation	852
Interest on lease liabilities	108
Variable lease expenses	113
Short-term leases	201
Lease of low value assets	63

Total amounts recognised in the income statement	1,337

The lease costs for 2018 were DKK 1,299 million.

Amounts recognised in the cash flow statement
DKK million

Total cash outflow for leases	1,295

Please refer to note 4.2 for a maturity analysis of lease payments.
Inventories

Accounting policies
Inventories are stated at cost or net realisable value, whichever is lower. Cost is determined using the first-in, first-out method. Cost comprises direct production costs such as raw materials, consumables and labour as well as indirect production costs. Production costs for work in progress and finished goods include indirect production costs such as employee costs, depreciation, maintenance, etc.

If the expected sales price less completion costs to execute sales (net realisable value) is lower than the carrying amount, a write-down is recognised for the amount by which the carrying amount exceeds its net realisable value.

Inventory manufactured prior to regulatory approval (prelaunch inventory) is capitalised but immediately provided for, until there is a high probability of regulatory approval for the product. A write-down is made against inventory, and the cost is recognised in the income statement as research and development costs. Once there is a high probability of regulatory approval being obtained, the write-down is reversed, up to no more than the original cost.

In March 2019, Novo Nordisk filed oral semaglutide for US regulatory approval of glycaemic control. Subsequent to filing, write-downs on prelaunch inventory was reversed with a net positive income statement effect of DKK 510 million on research and development costs. Regulatory approval was obtained in September 2019.

Key accounting estimate of indirect production costs capitalised and inventory write-downs
Indirect production costs account for approximately 50% of the net inventory value, reflecting a lengthy production process compared with low direct raw material costs. The production of both Diabetes and Obesity care and Biopharm products is highly complex from fermentation to purification and formulation, including quality control of all production processes. Furthermore, the process is very sensitive to manufacturing conditions. These factors all influence the parameters for capitalisation of indirect production costs at Novo Nordisk and the full cost of the products. Indirect production costs are measured using a standard cost method. This is reviewed regularly to ensure relevant measures of capacity utilisation, production lead time, cost base and other relevant factors, hence inventory is valued at actual cost. When calculating total inventory, Management must make judgements about cost of production, standard cost variances and idle capacity in estimating indirect production costs for capitalisation. Changes in the parameters for calculation of indirect production costs could have an impact on the gross margin and the overall valuation of inventories.

Inventories
DKK million	2019	2018

Raw materials	2,842	2,464
Work in progress	11,375	11,753
Finished goods	4,850	4,078

Total inventories (gross)	19,067	18,295
Write-downs at year-end	(1,426)	(1,959)

Total inventories (net)	17,641	16,336

Indirect production costs included in work in progress and finished goods	9,216	8,533
Share of total inventories (net)	52%	52%

Movements in inventory write-downs
Write-downs at the beginning of the year	1,959	2,219
Write-downs during the year	414	509
Utilisation of write-downs	(68)	(409)
Reversal of write-downs	(879)	(360)

Write-downs at the end of the year	1,426	1,959

All write-downs in both 2018 and 2019 relate to fully impaired inventory.
Trade receivables

Accounting policies
Trade receivables are initially recognised at fair value and subsequently measured at amortised cost using the effective interest method, less allowance for doubtful trade receivables.

Before being sold, trade receivables in factoring portfolios are measured at fair value with changes recognised in other comprehensive income.

The allowance for doubtful receivables is deducted from the carrying amount of Trade receivables, and the amount of the loss is recognised in the income statement under Sales and distribution costs. Subsequent recoveries of amounts previously written off are credited against sales and distribution costs.
Novo Nordisk’s customer base comprises government agencies, wholesalers, retail pharmacies and other customers. Management makes allowance for doubtful trade receivables based on the simplified approach to provide for expected credit losses, which permits the use of the lifetime expected loss provision for all trade receivables. The allowance is an estimate based on shared credit risk characteristics and the days past due. Generally, invoices are due for payment within 90 days of shipment of goods.

Loss allowance is calculated using an ageing factor, geographical risk and specific customer knowledge. The allowance is based on a provision matrix on days past due and a forward looking element relating mainly to incorporation of the Dun & Bradstreet country risk rating and an individual assessment. Please refer to note 4.3 for a general description of credit risk.

Many of the countries within Region AAMEO have significant sales and low credit ratings. As such, this region has a relatively high impact on the allowance for doubtful trade receivables.

Novo Nordisk closely monitors the current economic conditions of countries impacted by currency fluctuations, high inflation and an unstable political climate. These indicators as well as payment history are taken into account in the valuation of trade receivables. Please refer to note 2.2 for a geographical split of trade receivables and allowance for doubtful trade receivables, and notes 4.3 and 4.8 for the trade receivable programmes.

Trade receivables
DKK million 2019	Gross carrying amount	Loss allowance	Net carrying amount

Not yet due	24,359	(763)	23,596
1-90 days	1,204	(127)	1,077
91-180 days	261	(69)	192
181-270 days	96	(49)	47
271-360 days	79	(79)	—
More than 360 days past due	397	(397)	—

Trade receivables	26,396	(1,484)	24,912

DKK million 2018	Gross carrying amount	Loss allowance	Net carrying amount

Not yet due	22,359	(692)	21,667
1-90 days	1,055	(111)	944
91-180 days	235	(79)	156
181-270 days	60	(41)	19
271-360 days	76	(76)	—
More than 360 days past due	371	(371)	—

Trade receivables	24,156	(1,370)	22,786

Movements in allowance for doubtful trade receivables		2019	2018

Carrying amount at the beginning of the year		1,370	1,294
Reversal of allowance on realised losses		(45)	(25)
Net movement recognised in income statement		158	164
Effect of exchange rate adjustment		1	(63)

Allowance at the end of the year		1,484	1,370

Retirement benefit obligations

Accounting policies
Defined contribution plans
Novo Nordisk operates a number of defined contribution plans throughout the world. These plans are externally funded in entities that are legally separate from the Group. Novo Nordisk’s contributions to the defined contribution plans are charged to the income statement in the year to which they relate.

Defined benefit plans
In a few countries, Novo Nordisk operates defined benefit plans, primarily located in the US, Germany, Switzerland and Japan. In Germany and Switzerland, the defined benefit plans are partly reimbursed by international insurance companies. The risk related to the plan assets in these countries is therefore limited to counterparty risk against these insurance companies.

Recognition of defined benefit plans
The costs for the year for defined benefit plans are determined using the projected unit credit method. This reflects services rendered by employees to the valuation dates and is based on actuarial assumptions primarily regarding discount rates used in determining the present value of benefits and projected rates of remuneration growth. Discount rates are based on the market yields of high-rated corporate bonds in the country concerned.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to other comprehensive income in the period in which they arise. Past service costs are recognised immediately in the income statement.

Pension plan assets are only recognised to the extent that Novo Nordisk is able to derive future economic benefits such as refunds from the plan or reductions of future contributions.

Costs recognised for retirement benefits are included in cost of goods sold, sales and distribution costs, research and development costs, and administrative costs. The total cost recognised for the year amounts to DKK 151 million (DKK 73 million in 2018).

The net obligation recognised in the balance sheet is reported as non-current liabilities.

Net retirement benefit obligations
DKK million	2019	2018

Retirement benefit obligations	2,508	2,488
Fair value of plan assets	1,174	1,232

Net retirement benefit obligations at the end of the year	1,334	1,256

The present value of partly funded retirement benefit obligations amounts to DKK 1,845 million (DKK 1,841 million in 2018). The present value of unfunded retirement benefit obligations amounts to DKK 663 million (DKK 647 million in 2018).

Net remeasurement is a loss of DKK 187 million (gain of DKK 87 million in 2018), primarily related to changes in financial assumptions (discount rate), and is included in other comprehensive income.

Please refer to note 5.2 for a maturity analysis of the net retirement benefit obligation. Novo Nordisk does not expect the contributions over the next five years to differ significantly from current contributions.

Actuarial valuations are performed annually for all major defined benefit plans. Assumptions regarding future mortality are based on actuarial advice in accordance with published statistics and experience in each country. Other assumptions such as medical cost trend rate and inflation are also considered in the calculation.

Significant actuarial assumptions for the determination of the retirement benefit obligation (not considering plan assets) are discount rate and expected future remuneration increases. The sensitivity analysis below has been determined based on reasonably likely changes in the assumptions occurring at the end of the period.

The sensitivities below consider the single change shown with the other assumptions assumed to be unchanged. The table shows the NPV impact of net retirement liabilities.

Key assumptions used for valuation and sensitivity analysis
DKK million	Key assumptions	1%-point increase	1%-point decrease

2019
Discount rate (decrease)/increase	1.3%	(366)	465
Future remuneration growth (decrease)/increase	2.4%	105	(94)

2018
Discount rate (decrease)/increase	2.1%	(369)	458
Future remuneration growth (decrease)/increase	2.5%	99	(89)

Provisions and contingent liabilities

Accounting policies
Provisions for sales rebates and discounts granted to government agencies, wholesalers, retail pharmacies, Managed Care and other customers are recorded at the time the related revenues are recorded or when the incentives are offered. Provisions are calculated based on historical experience and the specific terms in the individual agreements. Unsettled rebates are recognised as provisions when the timing or amount is uncertain. Where absolute amounts are known, the rebates are recognised as other liabilities. Please refer to note 2.1 for further information on sales rebates and provisions.

Provisions for legal disputes are recognised where a legal or constructive obligation has been incurred as a result of past events and it is probable that there will be an outflow of resources that can be reliably estimated. In this case, Novo Nordisk arrives at an estimate based on an evaluation of the most likely outcome. Disputes for which no reliable estimate can be made are disclosed as contingent liabilities.

Provisions are measured at the present value of the anticipated expenditure for settlement. This is calculated using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision for interest is recognised as a financial expense.

Novo Nordisk issues credit notes for expired goods as a part of normal business. Where there is historical experience or a reasonably accurate estimate of expected future returns can otherwise be made, a provision for estimated product returns is recorded. The provision is measured at gross sales value.

Key accounting estimate regarding ongoing legal disputes, litigation and investigations
Provisions for legal disputes consist of various types of provision linked to ongoing legal disputes. Management makes estimates regarding provisions and contingencies, including the probability of pending and potential future litigation outcomes. These are by nature dependent on inherently uncertain future events. When determining likely outcomes of litigation, etc. Management considers the input of external counsels on each case, as well as known outcomes in case law.

Although Management believes that the total provisions for legal proceedings are adequate based on currently available information, there can be no assurance that there will not be any changes in facts or matters, or that any future lawsuits, claims, proceedings or investigations will not be material.

Provisions
DKK million	Provisions for sales rebates	Provisions for legal disputes	Provisions for product returns	Other provisions[1]	2019 total	2018 total

At the beginning of the year	25,760	1,860	869	1,064	29,553	24,057
Additional provisions, including increases to existing provisions	102,782	650	679	510	104,621	83,337
Amount used during the year	(98,655)	(4)	(424)	(161)	(99,244)	(79,243)
Adjustments, including unused amounts reversed during the year	381	(156)	(48)	(29)	148	314
Effect of exchange rate adjustment	610	25	6	14	655	1,088

At the end of the year	30,878	2,375	1,082	1,398	35,733	29,553

Non-current liabilities[2]	551	2,375	300	1,387	4,613	3,392
Current liabilities	30,327	—	782	11	31,120	26,161

1.	Other provisions consists of various types of provision, including obligations in relation to employee benefits such as jubilee benefits, company-owned life insurance, etc.

2.
For non-current liabilities, provision for sales rebates is expected to be settled after one year, provisions for product returns will be utilised in 2021 and 2022. In the case of provisions for legal disputes, the timing of settlement cannot be determined.

Contingent liabilities
Novo Nordisk is currently involved in pending litigations, claims and investigations arising out of the normal conduct of its business. While provisions that Management deems to be reasonable and appropriate have been made for probable losses, there are uncertainties connected with these estimates. Novo Nordisk does not expect the pending litigations, claims and investigations, individually and in the aggregate, to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow in addition to the amounts accrued as provision for legal disputes.

Pending litigation against Novo Nordisk
Novo Nordisk, along with the majority of incretin-based product manufacturers in the United States, is a defendant in product liability lawsuits related to use of incretin-based medications. As of 3 February 2020, 332 plaintiffs have named Novo Nordisk in product liability lawsuits, predominantly claiming damages for pancreatic cancer that allegedly developed as a result of using Victoza® and other GLP-1/DPP-IV incretin-based products. 209 of the Novo Nordisk plaintiffs have also named other defendants in their lawsuits. Most Novo Nordisk plaintiffs have filed suit in California federal and state courts. Novo Nordisk does not currently have any individual trials scheduled in 2020. Novo Nordisk does not expect the pending claims to have a material impact on its financial position, operating profit or cash flow.

Since January 2017, several class action lawsuits have been filed against Novo Nordisk, former CEO Lars Rebien Sørensen, former CFO Jesper Brandgaard and former President of Novo Nordisk Inc. Jakob Riis in the United States District Court for the District of New Jersey on behalf of all purchasers of Novo Nordisk American Depositary Receipts between February 2015 and February 2017. All lawsuits have been consolidated into one case. The lawsuit alleges that Novo Nordisk artificially inflated its financial results, failed to disclose pricing pressure and rising rebate payments to PBMs, and made other materially misleading
3.7 Provisions and contingent liabilities (continued)

statements to potential investors. Novo Nordisk does not expect the litigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

In August 2019, a securities lawsuit was filed against Novo Nordisk in Denmark by a number of institutional shareholders. The claim is for a total amount of DKK 11.6 billion based on trading and holding of shares in Novo Nordisk during the period between February 2015 and February 2017. The lawsuit alleges that Novo Nordisk made misleading statements and did not make appropriate disclosures regarding its sales of insulin products in the US. It appears to contain broadly similar allegations to those of the previously disclosed securities class action lawsuit filed in the US in 2017 on behalf of all purchasers of Novo Nordisk American Depository Receipts. Novo Nordisk does not expect the lawsuit to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Since January 2017, thirteen lawsuits, including several putative class actions, have been filed in various federal and state courts against Novo Nordisk Inc., Sanofi, Eli Lilly, and others relating to the pricing of diabetes medicines. Six of these lawsuits were consolidated into one matter pending in the United States District Court for the District of New Jersey, yet one of these six lawsuits was later deconsolidated and voluntarily dismissed without prejudice. Additionally, two of the thirteen lawsuits were also voluntarily dismissed in 2019 and 2020. Accordingly, six lawsuits remain pending against Novo Nordisk in various jurisdictions. Three lawsuits are pending in the same New Jersey federal court as the consolidated matter referenced above, while two other lawsuits are pending in other jurisdictions (Kentucky state court and Texas federal court). All pending matters allege that the manufacturers and Pharmacy Benefit Managers (PBMs) colluded to artificially inflate list prices paid by consumers for diabetes products, while offering reduced prices to PBMs through rebates used to secure formulary access. Novo Nordisk does not expect the lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Pending claims against Novo Nordisk and investigations
involving Novo Nordisk
Several authorities in the US have served Novo Nordisk with Civil Investigative Demands (CIDs) or subpoenas calling for the production of documents and information. Below is a list of ongoing matters:

•
United States Department of Justice CID (2016) and Washington State Attorney General’s Office CID (2014 and 2016) both relating to, among other things, the promotion and marketing of NovoSeven®, interactions with physicians and patients, and the use of haemophilia-related patient support programmes.

•
Washington Attorney General’s Office CID (2017), relating to, among other things, pricing and trade practices for insulin products, including Levemir®, NovoLog®, and Novolin®, from 1 January 2005 through the present date.

•
New Mexico Attorney General’s Office CID (2017), relating to, among other things, trade practice and pricing of insulin products, namely NovoLog® and Novolin® from 1 January 2012 through the present date.

•	Texas Attorney General’s Office CID (2019), relating to, among other things, marketing and promotional practices for Ozempic®.

•	New York State Attorney General’s Office Subpoena (2019), relating to, among other things, pricing and trade practices for insulin products, from 1 July 2013 through the present.

•	Colorado Attorney General’s Office CID (2019), relating to, among other things, pricing and trade practices for insulin products, for the period from 1 January 2010 to present.

In all matters Novo Nordisk is cooperating with the authority in question. Novo Nordisk does not expect the above investigations to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Novo Nordisk is one of several pharmaceutical companies that received requests for information involving pricing practices for its diabetes products from several committees of the Unites States House of Representatives and/or United States Senate. Novo Nordisk is working with the staff of the various committees to respond to their questions. Novo Nordisk does not expect the inquiries to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Other contingent liabilities
In addition to the above, the Novo Nordisk Group is engaged in certain litigation proceedings and various ongoing audits and investigations. In the opinion of Management, neither settlement or continuation of such proceedings, nor such pending audits and investigations, are expected to have a material effect on Novo Nordisk’s financial position, operating profit or cash flow.
Other liabilities

Other liabilities primarily comprises employee cost payables, payables related to non-current assets and sales rebates.